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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 16, 2001
                                -----------------
                                 Date of Report



                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)


            CALIFORNIA                       000-25331                91-1788300
---------------------------------   ---------------------------   -------------------
  (State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer
          incorporation)                                          Identification No.)


                 320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)

                                 (415) 808-8800
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

       On February 15, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release announcing the revision of its fourth quarter results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
99.1                                     Press release of Critical Path, Inc.
                                         dated February 15, 2001


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CRITICAL PATH, INC.

Date:   February 15, 2001              By: /s/ LAWRENCE P. REINHOLD
                                           ------------------------------------
                                           Lawrence P. Reinhold
                                           Executive Vice-President
                                           and Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 16, 2001



    Exhibit                                           Description
-----------------    ------------------------------------------------------------------------------
      99.1           Press Release of Critical Path, Inc. dated February 15, 2001
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


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